SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - June 28, 2005
                        ORRSTOWN FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

















                           Page 1 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

                           Page 2 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Orrstown Financial Services, Inc., the parent company of Orrstown Bank, is pleased to announce that the Board of Directors has declared a cash dividend of $ .14 per share payable July 29, 2005 to shareholders of record on July 7, 2005.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99   News Release, dated June 28, 2005 of Orrstown
                    Financial Services, Inc.









                           Page 3 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  June 28, 2005         /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                           Page 4 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5



                                  EXHIBIT INDEX


                                                     Page Number
                                                     In Manually
 Exhibit                                           Signed Original

99             News Release, dated June 28, 2005,
               of Orrstown Financial Services,
               Inc.                                        6










































                           Page 5 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5
                                                                      Exhibit 99

                        ORRSTOWN FINANCIAL SERVICES INC.


FOR IMMEDIATE RELEASE                                       CONTACT:
                                                                Robert J. Gentry
                                                           Director of Marketing
                                                             Phone: 717-530-3545
                                                               Fax: 717-532-4099
                                                rgentry@orrstown.com

                        Orrstown Financial Services, Inc.
                                Declares Dividend


     (Shippensburg, PA - June 28, 2005) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, is pleased to announce that the Board of Directors has declared a cash dividend of $.14 per share payable July 29, 2005 to shareholders of record on July 7, 2005. This represents a 22.4% increase over the $.1144 declared during the second quarter of 2004. On a year-to-date basis, the $.2734 per share paid during 2005 represents a 19.5% increase over the $.2288 paid during the first half of 2004. All per share amounts have been restated to reflect the 5% stock dividend of June, 2005.
     Kenneth R. Shoemaker, President and CEO of Orrstown Bank, commented, "Thanks to the outstanding efforts of our experienced, dedicated team members, our company has continued its record of strong performance. With this dividend, the Board of Directors is pleased to reward our shareholders for their confidence and ongoing support."
      With over $540 million in assets, Orrstown Financial Services, Inc., and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through thirteen banking offices in Cumberland and Franklin Counties in Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.


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